UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2012

VRINGO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 W. 28th Street

New York, New York 10001

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 525-4319

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, on March 12, 2012, Vringo, Inc. (the “Company”), VIP Merger Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), and Innovate/Protect, Inc. (“Innovate/Protect”) entered into a merger agreement (as may be amended or modified, the “Merger Agreement”), pursuant to which Innovate/Protect will merge with and into Merger Sub, with Merger Sub surviving the merger as a wholly-owned subsidiary of the Company (the “Merger”). The consummation of the Merger with Innovate/Protect is subject to stockholders’ approval and other closing conditions. A copy of the Merger Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2012 and is incorporated herein by reference.

This Current Report on Form 8-K is being filed to provide (i) the unaudited pro forma consolidated statement of operation for the three month period ended March 31, 2012, (ii) the unaudited pro forma consolidated balance sheets, as of March 31, 2012 and (iii) the unaudited pro forma consolidated statement of operation, for the period from June 8, 2011 (date of inception of Innovate/Protect) through December 31, 2011.

The Company has filed with the SEC a registration statement on Form S-3 for the resale of up to 2,672,756 shares and subsequently amended to 2,526,289 shares of common stock issued and issuable upon exercise of warrants held by certain security holders named therein which has not yet become effective. No securities may be sold nor offers to buy securities be accepted prior to the time the registration statement becomes effective.

Important Additional Information Will Be Filed with the SEC

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, or Innovate/Protect or the solicitation of any vote or approval. In connection with the proposed Merger, the Company filed a Registration Statement on Form S-4 with the SEC on April 6, 2012, subsequently amended on May 17, 2012, June 1, 2012 and June 12, 2012, which includes a preliminary proxy statement/prospectus of the Company. These materials are not yet final and will be further amended. The proxy statement/prospectus contains important information about the Company, Innovate/Protect, the Merger and related matters. The Company will mail or otherwise deliver the proxy statement/prospectus to its stockholders and the stockholders of Innovate/Protect once it is final. Investors and security holders of the Company and Innovate/Protect are urged to read carefully the proxy statement/prospectus relating to the merger (including any amendments or supplements thereto) in its entirety when it is available, because it will contain important information about the Company, Innovate/Protect and the proposed transaction.

Investors and security holders of the Company will be able to obtain free copies of the proxy statement/prospectus for the proposed merger (when it is available) and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders of the Company and Innovate/Protect will be able to obtain free copies of the proxy statement/prospectus for the proposed merger (when it is available) by contacting Vringo, Inc., Attn.: Cliff Weinstein, VP Corporate Development, at 44 W. 28th Street, New York, New York 10001, or by e-mail at cliff@vringo.com. Investors and security holders of Innovate/Protect will also be able to obtain free copies of the proxy statement/prospectus for the merger by contacting Innovate/Protect, Attn.: Chief Operating Officer, 380 Madison Avenue, 22nd Floor, New York, NY 10017, or by e-mail at info@innovateprotect.com.

Cautionary Note Regarding Forward-Looking Statements

Statements in this report regarding the proposed Merger between the Company and Innovate/Protect; the expected timetable for completing the transaction; the potential value created by the proposed Merger for the Company’s and Innovate/Protect’s stockholders; the potential of the combined companies’ technology platform; the Company’s respective or combined ability to raise capital to fund our combined operations and business plan; the continued listing of the Company’s or the combined company’s securities on the NYSE Amex; market acceptance of the Company’s products; our collective ability to protect our intellectual property rights; competition from other providers and products; our ability to license and monetize the patents owned by Innovate/Protect, including the outcome of the litigation against online search firms and other companies; the combined company’s management and board of directors; and any other statements about the Company’s or Innovate/Protect’s management teams’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “could,” “anticipates,” “expects,” “estimates,” “plans,” “should,” “target,” “will,” “would” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the risk that the Company and Innovate/Protect may not be able to complete the proposed transaction; the inability to realize the potential value created by the proposed merger for the Company’s and Innovate/Protect’s stockholders; our respective or combined inability to raise capital to fund our combined operations and business plan; the Company’s or the combined company’s inability to maintain the listing of our securities on the NYSE Amex; the potential lack of market acceptance of the Company’s products; our collective inability to protect our intellectual property rights; potential competition from other providers and products; our inability to license and monetize the patents owned by Innovate/Protect, including the outcome of the litigation against online search firms and other companies; and other risks and uncertainties more fully described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, as filed with the SEC, as well as the other filings that the Company makes with the SEC. Investors and stockholders are also urged to read the risk factors set forth in the proxy statement/prospectus carefully.

In addition, the statements in this report reflect our expectations and beliefs as of the date of this report. The Company anticipates that subsequent events and developments will cause its expectations and beliefs to change. However, while the Company may elect to update these forward-looking statements publicly at some point in the future, the company specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date after the date of this release.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined financial statements reflecting the Merger are filed herewith as Exhibit 99.1.

(d)	Exhibits.

99.1	Unaudited Pro Forma Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VRINGO, INC.

Dated: June 19, 2012	By:	/s/ Andrew D. Perlman
		Name:	Andrew D. Perlman
		Title:	Chief Executive Officer and President

EXHIBIT INDEX

99.1	Unaudited Pro Forma Combined Financial Statements